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                            There are No Exhibits.


                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C. 20549
                                   ---------

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 6, 1998

                           AW COMPUTER SYSTEMS, INC.
            (Exact name of registrant as specified in its charter)

                        Commission File Number: 0-10329

            New Jersey                                22-1991981
     (State or other jurisdiction of    (I.R.S. Employer Identification No.)
       incorporation or organization)

            9000A Commerce Parkway
            Mount Laurel, New Jersey                           08054
    (Address of principal executive offices)                 (Zip code)

Registrant's telephone number, including area code:     (609) 234-3939


                                      N/A
        (Former name, former address and former fiscal year, if changed since last report)


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Item 5.  Other Events


         AW Computer Systems, Inc. announced today that the Company has filed a Voluntary Petition for protection pursuant to Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the District of New Jersey in Camden.




                                  Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AW COMPUTER SYSTEMS, INC.
                                        (REGISTRANT)



Date:  May 6, 1998                      By /s/ Charles Welch
                                          ------------------
                                           Charles Welch,
                                           CEO/President

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